Filed Pursuant to 497(a)

File No. 333-236574

Rule 482ad

Oxford Lane Capital Corp. Announces Preferred Stock Offering

Greenwich, CT -- 8/9/2021 – Oxford Lane Capital Corp. (the “Company”) (Nasdaq GS: OXLC, OXLCM, OXLCP and OXLCL) today announced that it plans to offer shares of its newly designated Series 2029 Term Preferred Shares (the “Preferred Stock”) in an underwritten public offering. The public offering price and other terms of the Preferred Stock are to be determined by negotiations between the Company and the underwriters. The Company also plans to grant the underwriters a 30-day option to purchase additional shares of Preferred Stock on the same terms and conditions to cover over-allotments, if any.

Ladenburg Thalmann & Co. Inc., B. Riley Securities, Inc., InspereX LLC and William Blair & Company, L.L.C. are acting as joint book-running managers for the offering and Compass Point Research & Trading, LLC and Wedbush Securities Inc. are acting as lead managers for the offering.

The Company intends to use the net proceeds from this offering for acquiring investments in accordance with the Company’s investment objective and strategies and for general working capital purposes.

This press release does not constitute an offer to sell or the solicitation of an offer to buy the securities in this offering or any other securities nor will there be any sale of these securities or any other securities referred to in this press release in any state or jurisdiction in which such offer, solicitation or sale would be unlawful prior to the registration or qualification under the securities laws of such state or jurisdiction.

The Preferred Stock will be offered and sold pursuant to the Company’s shelf registration statement relating to such securities on file with and declared effective by the Securities and Exchange Commission. The offering of the Preferred Stock may be made only by means of a prospectus and a related prospectus supplement, copies of which may be obtained, when available, from Ladenburg Thalmann, Attn: Syndicate Department, 640 5th Ave., 4th Floor, New York, NY 10019, or by emailing prospectus@ladenburg.com (telephone number 1-800-573-2541); B. Riley Securities, Inc., Attn: Prospectus Department, 1300 17th Street North, Suite 1300, Arlington, VA 22209 or by e-mailing prospectuses@brileyfin.com (or by calling (800) 846-5050); InspereX LLC, Attn: Syndicate Department, 25 SE 4th Avenue, Suite 400, Delray Beach, FL 33483, or by emailing prospectus_requests@incapital.com (telephone number 1-800-327-1546); William Blair & Company, L.L.C., Attention: Prospectus Department, 150 North Riverside Plaza, Chicago IL 60606, or by telephone at 1-800-621-0687 or email at prospectus@williamblair.com. Investors are advised to carefully consider the investment objectives, risks and charges and expenses of the Company before investing. The preliminary prospectus supplement, dated August 9, 2021, and accompanying prospectus, dated June 1, 2020, each of which has been filed with the Securities and Exchange Commission, contain a description of these matters and other important information about the Company and should be read carefully before investing.

About Oxford Lane Capital Corp.

Oxford Lane Capital Corp. is a publicly-traded registered closed-end management investment company.  It currently seeks to achieve its investment objective of maximizing risk-adjusted total return by investing in debt and equity tranches of collateralized loan obligation (“CLO”) vehicles. CLO investments may also include warehouse facilities, which are financing structures intended to aggregate loans that may be used to form the basis of a CLO vehicle.

Forward-Looking Statements

This press release contains forward-looking statements subject to the inherent uncertainties in predicting future results and conditions, including statements with regard to the anticipated use of the net proceeds of the Company’s securities offering. Any statements that are not statements of historical fact (including statements containing the words “believes,” “plans,” “anticipates,” “expects,” “estimates” and similar expressions) should also be considered to be forward-looking statements. Certain factors could cause actual results and conditions to differ materially from those projected in these forward-looking statements. These factors are identified from time to time in our filings with the Securities and Exchange Commission. We undertake no obligation to update such statements to reflect subsequent events, unless required to do so by law.

Contact:

Bruce Rubin

203-983-5280